THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                   CONVERTIBLE PROMISSORY NOTE

$9,750,000                                       January 10, 1997
                                                 Atlanta, Georgia

     FOR VALUE RECEIVED, the undersigned, CONTOUR MEDICAL, INC., a Nevada corporation ("Maker"), promises to pay to the order of RETIREMENT CARE ASSOCIATES, INC., a Colorado corporation, (together with any assignee, the "Holder"), at 6000 Lake Forrest Drive, Suite 200, Atlanta, Georgia 30328, or at such other address as Holder may from time to time designate, the principal sum of NINE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($9,750,000), together with interest thereon from the date hereof at the rate of nine percent (9%) per annum; provided that, during any period of default hereunder which is not cured within any grace period provided for herein, interest shall accrue at thirteen percent (13%) per annum; provided further that, notwithstanding any provision hereof, it is not intended by this Note to impose upon Maker any obligation to pay interest in excess of the maximum rate of interest permitted by law, and any interest which so exceeds such maximum rate of interest shall automatically be applied in reduction of the principal due hereunder to the extent of such excess. The entire principal balance hereof, and all interest accrued thereon, shall be due and payable in full on demand of the Holder. Unless converted as herein provided, payment of the entire balance of principal, and all interest accrued thereon, shall be by wire transfer of immediately available funds to an account designated by the Holder prior to the demand therefor. This Note may not be prepaid without the consent of the Holder.

     1. EVENTS OF DEFAULT. The occurrence and continuation of any one of the following events (each an "Event of Default") shall constitute a default hereunder: (i) Maker shall fail to make due and punctual payment of principal of or interest on this Note; (ii) Maker violates any representation, warranty or covenant in this Note (other than payment when due of principal or interest on this Note), and Maker fails to cure such violation within ten (10) days after written notice thereof from Holder; or (iii) Maker makes a general assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions a court for the appointment of any receiver or trustee for Maker or any substantial part of its property, commences any proceeding relating to Maker under any arrangement or debt readjustment law or statute of any jurisdiction whether now or hereafter in effect or there is commenced against Maker any such proceeding which remains undismissed for sixty (60) days, or Maker by any act indicates consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver or trustee for it or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for sixty (60) days. If an Event of Default occurs and is continuing, then, the entire principal amount outstanding hereunder, together with interest thereon, shall become immediately due and payable. The rights, remedies, powers and privileges provided for herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

               2. CONVERSION. The Holder shall have the right at any time, at its option, to convert this Note in whole (but not in part) into fully paid and nonassessable shares of the $.001 par value common stock of Maker (the "Contour Common Stock") as provided herein. The number of shares of Contour Common Stock into which this Note may be converted ("Conversion Shares") shall be determined (i) by dividing the aggregate principal amount hereof, together with all accrued interest hereon to the date of conversion, (ii) by $5.00.

          2.1  CONVERSION PROCEDURE.

               2.1.1 NOTICE OF CONVERSION. To effect the conversion of this Note into shares of Contour Common Stock, Holder shall surrender this Note at the principal office of Maker and shall give written notice by hand or by overnight mail, or by mail, postage prepaid, to Maker at its principal corporate office, of the election to convert the same pursuant to this Section 2.1, and shall state therein the name or names in which the certificate or certificates for shares of Contour Common Stock are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Contour Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Contour Common Stock as of such date.

               2.1.2 DELIVERY OF STOCK CERTIFICATE. As promptly as practicable after the conversion of this Note, but in no event later than five
(5) business days after receipt thereof, Contour at its expense will issue and deliver to Holder a certificate or certificates for the number of full shares of Contour Common Stock issuable upon such conversion.

               2.1.3 FRACTIONAL SHARES. No fractional shares of Contour Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to Holder upon the conversion of this Note, Maker shall issue a check payable to Holder for the amount not so converted.

               3.1.4 TRANSFER TAXES. Maker shall pay any taxes which may be payable in respect of the issue of transfer of any shares of Contour Common Stock deliverable upon conversion of this Note, except that Maker shall not be required to pay any tax imposed in connection with any transfer involving the issuance of a certificate for shares of Contour Common Stock in any name other than that of the original Holder of this Note; and in such case Maker shall not be required to deliver any certificate representing the shares of Contour Common Stock purchased upon conversion until such tax shall have been paid, or it has been established to Maker's satisfaction that no tax is due.

     3.   ADJUSTMENTS.

          3.1 MERGER, SALE OF ASSETS, ETC. If at any time prior to payment in full or conversion of this Note, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of Maker with or into another corporation in which Maker is not the surviving entity, or a reverse triangular merger in which Maker is the surviving entity but the shares of Maker capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, during the period specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3.1. The foregoing provisions of this Section 3.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Note. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by Maker's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

          3.2 RECLASSIFICATION, ETC. If Maker, at any time while this Note, or any portion thereof, remains outstanding by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change.

     4. NOTICES OF RECORD DATE, ETC. In the event of (i) any taking by Maker of a record of the holders of any class of securities of Maker for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or (ii) any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker or any transfer of all or substantially all of the assets of Maker to any other person or any consolidation or merger involving Maker; or (iii) any voluntary or involuntary dissolution, liquidation or winding-up of Maker, Maker will mail to the holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

     5. RESERVATION OF SHARES. Maker shall at all times reserve and keep available out of its authorized but unissued shares of Contour Common Stock solely for the purpose of effecting the conversion of this Note such number of shares of Contour Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Contour Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder of this Note, Maker will use its best efforts to take such corporate actions as may be necessary to increase its authorized but unissued shares of Contour Common Stock to such number of shares as shall be sufficient for such purposes.

     6.   ASSIGNMENT.  Subject to the restrictions on transfer described in
Section 9 below, the rights and obligations of Maker and Holder shall be binding upon and benefit the successors and assigns of the parties.

     7. NO SET OFF. This Note is not subject to set off of any kind whatsoever.

     8. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of Maker and Holder.

     9. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to Maker prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, Maker, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Maker. If a determination has been made pursuant to this Section 9 that the opinion of counsel for the Holder is not reasonably satisfactory to Maker, Maker shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the reasonable opinion of counsel for Maker such legend is not required in order to ensure compliance with the Act. Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     10. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change his or its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

     11. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

     12. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     13. WAIVER. No waiver by Holder of any default shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion. No delay or omission by Holder in exercising any of its rights, remedies, powers and privileges hereunder or at law and no course of dealing between Holder and Maker or any other person shall be deemed a waiver by Holder of any of such rights, remedies, powers and privileges even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Holder or the exercise of any other right, remedy, power or privilege by Holder. Maker waives demand, presentment, protest, notice of protest and notice of dishonor.

     14. ATTORNEYS' FEES. If this Note is placed in the hands of any attorney for collection, or if collected by suit or through any bankruptcy or other legal proceedings, Maker hereby agrees to pay all expenses incurred reasonably by the Holder of this Note, including attorneys' fees, all of which shall become a part of the principal hereof.

     15. SEVERABILITY. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     16. SUCCESSORS AND ASSIGNS. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.

     17. GOVERNING LAW. This Note in all respects shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of laws. This Note may not be changed orally, but only by an instrument in writing executed by Maker and Holder.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed, sealed and delivered as of the day and year first above written.

                              CONTOUR MEDICAL, INC.

                              By:/s/ Donald F. Fox
[CORPORATE SEAL]                     Its:President

                              Address:  3340 Scherer Drive
ATTEST:___________________              St. Petersburg, Florida  33716

                              Name of Holder:  Retirement Care
                                               Associates, Inc.

                              Address:  6000 Lake Forrest Drive, Suite 200
                                        Atlanta, Georgia 30328

                       NOTICE OF CONVERSION

           (To Be Signed Only Upon Conversion of Note)

TO CONTOUR MEDICAL, INC.:

     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of the $.001 par value per share common stock of CONTOUR MEDICAL, INC., and requests that the certificates for such shares be issued in the name of, and delivered to, Retirement Care Associates, Inc., at 6000 Lake Forrest Drive, Suite 200, Atlanta, Georgia 30328.

Dated:  January 10, 1997

                              RETIREMENT CARE ASSOCIATES, INC.

                              By:/s/ Chris Brogdon
                                   Its:  President